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                                                                    EXHIBIT 10.2



















                      THE PB FINANCIAL SERVICES CORPORATION
                   1998 OUTSIDE DIRECTOR STOCK INCENTIVE PLAN







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                                TABLE OF CONTENTS
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                                                                                                               PAGE

SECTION 1  DEFINITIONS............................................................................................1
   1.1   DEFINITIONS..............................................................................................1

SECTION 2  GENERAL PROVISIONS.....................................................................................2
   2.1   THE PURPOSE OF THE PLAN..................................................................................2
   2.2   STOCK SUBJECT TO THE PLAN................................................................................2
   2.3   ADMINISTRATION OF THE PLAN...............................................................................2
   2.4   ELIGIBILITY..............................................................................................2

SECTION 3  OPTION AWARDS..........................................................................................2
   3.1   GENERAL..................................................................................................2
   3.2   OPTION AWARDS............................................................................................2
   3.3   EXERCISE AND PAYMENT OF OPTION AWARDS....................................................................2
   3.4   NON-TRANSFERABILITY......................................................................................3

SECTION 4  MISCELLANEOUS PROVISIONS...............................................................................3
   4.1   CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION...........................................................3
   4.2   RIGHT TO REMOVE DIRECTOR.................................................................................3
   4.3   RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS.....................................................3
   4.4   NON-ALIENATION OF BENEFITS...............................................................................4
   4.5   TERMINATION AND AMENDMENT OF THE PLAN....................................................................4
   4.6   CHOICE OF LAW............................................................................................4
   4.7   EFFECTIVE DATE OF PLAN...................................................................................4
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                      THE PB FINANCIAL SERVICES CORPORATION
                   1998 OUTSIDE DIRECTOR STOCK INCENTIVE PLAN

                              SECTION 1 DEFINITIONS

         1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

                  (a) "Board of Directors" means the board of directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" means a committee of the Board of Directors or, in lieu of the designation of any such committee, the Board of Directors.

                  (d) "Company" means The PB Financial Services Corporation, a Georgia corporation.

                  (e)      "Director" means a member of the Board of Directors.

                  (f)      "Disability" means that condition described in Code
Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

                  (g) "Eligible Director" means a Director who is not an Employee.

                  (h) "Employee" means any person who is employed by the Company or an affiliate for purposes of the Federal Insurance Contributions Act.

                  (i) "Fair Market Value" refers to the determination of the value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which shares of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date or dates within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Eligible Director.

                  (j) "Option" means a non-qualified stock option granted under the Plan to buy shares of Stock as set forth in Plan Section 3.

                  (k) "Option Exercise Price" refers to the per share purchase price for Stock subject to each Option granted under Section 3 and that per share purchase price shall be one hundred percent (100%) of the Fair Market Value of the Stock as of the date the Option is granted.

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                  (l)      "Plan" means The PB Financial Services Corporation
1998 Outside Director Stock Incentive Plan.

                  (m) "Stock" means the Company's common stock, $5.00 par\ value.

                  (n) "Stock Option Agreement" means an agreement between the Company and an Eligible Director or other documentation evidencing an award of an Option.

                          SECTION 2 GENERAL PROVISIONS

         2.1 The Purpose of the Plan. The Plan is intended to provide incentive to Eligible Directors to stimulate their efforts toward the success of the Company and to manage the business of the Company in a manner that will provide for the long-term growth and profitability of the Company. Accordingly, the Plan is intended to promote a close identity of interests among the Company, Eligible Directors and its stockholders, as well as to provide a means to retain well-qualified directors.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 4.1, 157,612 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the aggregate of (a) shares of Stock issuable pursuant to outstanding Options; and
(b) shares of Stock issued pursuant to Options exceed the Maximum Plan Shares. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option shall again be available for purposes of the Plan.

         2.3 Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements consistent with the provisions of the Plan and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's decisions shall be final and binding on all Eligible Directors.

         2.4 Eligibility. Only Eligible Directors are eligible to receive awards pursuant to Section 3.2.

                            SECTION 3 OPTION AWARDS

         3.1 General. Each Option contemplated by this Section 3 shall be evidenced by a Stock Option Agreement which shall incorporate the applicable terms of the Plan. The terms of each Stock Option Agreement shall provide: (a) that the per share purchase price for each share of Stock subject to the Option shall be the Option Exercise Price; and (b) that the Option shall expire upon the earlier of the tenth (10th) anniversary following the date of grant or sixty
(60) days from the date the Director ceases to serve upon the Board of Directors and the board of directors of any affiliate for any reason.

         3.2 Option Awards. Each Eligible Director shall be granted an Option to purchase shares of Stock at such time and upon such terms as determined by the Board of Directors in its sole discretion.

         3.3 Exercise and Payment of Option Awards. All Options may be exercised to the extent vested. All Options may be exercised only by written notice to the Company. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made (a) in cash; (b) by delivery to the Company of a number of shares of Stock which have been beneficially owned by the Eligible Director for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the Eligible Director intends to purchase upon exercise of the Option on the date of delivery; or (c) to the extent available, in a cashless exercise through a broker. Payment shall be made at the time that the Option or any part thereof is

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exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Eligible Director. The holder of an Option, as such, shall have none of the rights of a stockholder.

         3.4 Non-Transferability. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Eligible Director's lifetime, only by the Eligible Director, or in the event of the Eligible Director's Disability, by his or her legal representative.

                       SECTION 4 MISCELLANEOUS PROVISIONS

         4.1      Changes in Capitalization; Merger; Liquidation

                  (a) The number of shares of Stock reserved with respect to Options that may be granted under the Plan, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the exercise price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                  (b) If the Company shall be the surviving corporation in any merger or consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock, an appropriate adjustment shall be made in each Stock Option Agreement such that the Eligible Director shall be entitled to purchase or receive the number and class of securities to which a holder of the number of shares of Stock subject to the Stock Option Agreement at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in the exercise price of each outstanding Option. A dissolution or liquidation of the Company shall cause Options to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation. In the event of a sale of substantially all the Stock or property of the Company or the merger or consolidation of the Company into another corporation where the survivor does not agree to the assumption of the Options, each Option shall be terminated in consideration of the payment to the Eligible Directors of the difference between the then Fair Market Value of the Stock subject to the unexercised portion of the Option and the aggregate Option Exercise Price.

                  (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         4.2 Right to Remove Director. Nothing in the Plan or in any Stock Option Agreement shall confer upon any Eligible Director the right to continue as a member of the Board of Directors or affect the right of the Company or any affiliate to terminate an Eligible Director's directorship at any time.

         4.3 Restrictions on Delivery and Sale of Shares; Legends. Each Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares of Stock covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares of Stock thereunder, the delivery of any or all shares pursuant to such

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Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Eligible Director shall, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares of Stock delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         4.4 Non-alienation of Benefits Other than as specifically provided with regard to the death of an Eligible Director, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Eligible Director, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Eligible Director.

         4.5 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No termination, modification or amendment of the Plan, without the consent of an Eligible Director who has been awarded an Option shall adversely affect the rights of that Eligible Director under such Option.

         4.6 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

         4.7 Effective Date of Plan. The Plan shall become effective as of December 14, 1998.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of December 14, 1998.

                             THE PB FINANCIAL SERVICES CORPORATION

                                   By:
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                                   Print Name:
                                              --------------------------------
[CORPORATE SEAL]
                                   Title:
                                         --------------------------------------

ATTEST:

--------------------------------

Print Name:
           ----------------------
Secretary



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